UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MID PENN BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 13, 2025 FOR Mid Penn Bancorp, Inc. SHAREHOLDERS OF RECORD AS OF MARCH 3, 2025 Annual Meeting of Shareholders To order paper materials, use one of the Tuesday, May 13, 2025 10:00 AM, Eastern Time following methods: Annual Meeting to be held live via the Internet- please visit http://www.proxydocs.com/MPB for more details. The annual meeting will be held virtually via live webcast. To attend and vote at the annual meeting, all shareholders of record must go to www.proxydocs.com/MPB and register for the meeting by 12:00 p.m. EDT on May 12, 2025. Internet: www.investorelections.com/MPB For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting . , go to www.proxydocs.com/MPB. To vote your proxy while visiting this site, you will need the 12-digit Call: control number in the box below. 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com * If requesting proxy materials by e-mail, please send a blank e-mail Under United States Securities and Exchange Commission rules, proxy materials do not have with the 12-digit control number (located below) in the subject line. No to be delivered in paper form. Proxy materials can be distributed by making them available on other requests, instructions OR other inquiries should be included the Internet. with your e-mail requesting materials. If you wish to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for Your control number this year’s meeting, you must make this request on or before May 2, 2025. Have the 12-digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Mid Penn Bancorp, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4. THE BOARD RECOMMENDS YOU VOTE 1YR ON PROPOSAL 3. PROPOSAL 1. Election of Directors 1.01 Robert A. Abel 1.02 Matthew G. DeSoto 1.03 Bruce A. Kiefer 1.04 Theodore W. Mowery 1.05 William A. Specht, III 2. An advisory vote to approve the compensation of the Corporation’s named executive officers. 3. An advisory vote on the frequency of future advisory votes on executive compensation. 4. To ratify the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025.